UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2013

RIMROCK GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-149552	75-3266961
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

3651 Lindell Rd. Suite D155
Las Vegas, NV, 89103
(Address of principal executive offices)(Zip Code)

1-800-854-7970
 (Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

(a)	On December 12, 2013, Rimrock Gold Corp. (the “Company”) dismissed the registered independent public accountant, DNTW Toronto LLP (“Old Auditor”).

(b)
Old Auditor's report on the financial statements for the years ended August 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(c)
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended August 31, 2013, August 31, 2012 and through December 12, 2013 (date of dismissal), there have been no disagreements with Old Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Old Auditor would have caused them to make reference thereto in their report on the financial statements.

(d)	We have authorized Old Auditor to respond fully to the inquiries of the successor accountant.

(e)	During the years ended August 31, 2013, August 31, 2012 and through December 12, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

(f)
The Company provided a copy of the foregoing disclosures to Old Auditor prior to the date of the filing of this Report and requested that Old Auditor furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

New Independent Auditors:

On December 12, 2013, the Company engaged Schwartz Levitsky Feldman llp, Chartered Accountant (“New Auditor”) as its new registered independent public accountant. During the years ended August 31, 2013, August 31, 2012 and prior to December 12, 2013. (the date of the new engagement), we did not consult with New Auditor regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by New Auditor, in either case where written or oral advice provided by New Auditor would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from DNTW Toronto LLP, dated December 13, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rimrock Gold Corp.

Dated: December 18, 2013	By:	/s/ Jordan Starkman
Name: Jordan Starkman
Title: President, Chief Executive Officer, Chief Financial Officer

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